UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2022

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2777 Orchard Parkway, San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

(408) 514-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.025 per share	CALX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 19, 2022, the Board of Directors (“Board”) of Calix, Inc. (the “Company”), acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Rajatish Mukherjee to the Board as a Class II director, filling a vacancy in Class II directorship. Mr. Mukherjee was also appointed to the Cybersecurity Committee of the Board.

Pursuant to the Company’s director compensation policies, as a non-employee director, Mr. Mukherjee will receive (i) a $50,000 annual retainer for his service on the Board, plus additional amounts for service on committees, pro-rated for the remainder of 2022 and paid in quarterly installments, and (ii) upon his appointment, an automatic initial grant of 4,756 director stock options under the Company’s Amended and Restated 2019 Equity Incentive Award Plan that will vest in full on the earlier of the one-year anniversary of the date of grant or the day immediately preceding the date of the Company’s 2023 annual meeting of stockholders. The foregoing description is qualified in its entirety by reference to the text of (i) the Company’s Non-Employee Director Cash Compensation Policy, as amended August 11, 2021, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on October 26, 2021; and (ii) the Company’s Non-Employee Director Equity Compensation Policy, as amended February 11, 2019, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on April 27, 2021.

In connection with Mr. Mukherjee’s election to the Board, the Company and Mr. Mukherjee will enter into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.5 to Amendment No. 6 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 8, 2010.

There is no arrangement or understanding between Mr. Mukherjee and any other persons pursuant to which Mr. Mukherjee was selected as a director, and Mr. Mukherjee has no reportable transactions under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release, dated August 22, 2022, announcing the appointment of Mr. Mukherjee is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 22, 2022, announcing the appointment of Rajatish Mukherjee.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 22, 2022	CALIX, INC.

		By:	/s/ Cory Sindelar
Cory Sindelar
Chief Financial Officer
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